ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this “Agreement”) is made as of November 6, 2009, by and among L & L International Holdings, Inc. , a corporation incorporated under the laws of Nevada (the “Company”), the Buyers signatory hereto (each a “Buyer” and together the “Buyers”), and Richardson & Patel LLP, with an address at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024 (the “Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement referred to in the first recital.

W I T N E S S E T H:

     WHEREAS, the Buyers will be purchasing from the Company, up to $7,000,000, in the aggregate, of Common Stock and Warrants on the Closing Date as set forth in the Securities Purchase Agreement (the “Purchase Agreement”) dated the date hereof between the Buyers and the Company, which securities will be issued under the terms contained herein and in the Purchase Agreement; and

     WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth in Regulation D promulgated under the Securities Act of 1933, as amended; and

     WHEREAS, the Company and the Buyers have requested that the Escrow Agent hold the Purchase Price in escrow until the Escrow Agent has received the Release Notice in the form attached hereto from the Company and each Buyer at the Closing;

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

TERMS OF THE ESCROW

     1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of up to $7,000,000, in the aggregate, of Common Stock and Warrants as contemplated by the Purchase Agreement.

     1.2. Upon the Escrow Agent’s receipt of the Purchase Price into its master escrow account, together with executed counterparts of this Agreement, Exhibit A to this Agreement, the Make Good Escrow Agreement, the Purchase Agreement, the Warrants and the Registration Rights Agreement, it shall telephonically advise the Company, or the Company’s designated attorney or agent, of the amount of funds it has received into its master escrow account.

1.3.	Wire transfers to the Escrow Agent shall be made as follows:

RICHARDSON & PATEL LLP
CLIENT TRUST ACCT.

BANK NAME:	COMERICA BANK OF CALIFORNIA
	WESTWOOD OFFICE
	10900 WILSHIRE BLVD.
	LOS ANGELES, CALIF. 90024
	PHONE NUMBER:	800-888-3595
	ABA NUMBER:	121137522
	ACCT. NUMBER:	1891937581

BENEFICIARY:	RICHARDSON & PATEL LLP
	CLIENT TRUST ACCT.

Re: L & L INTERNATIONAL HOLDINGS FINANCING TRUST ACCOUNT

     1.4 The Company, promptly following being advised by the Escrow Agent that the Escrow Agent has received the Purchase Price along with facsimile copies of counterpart signature pages of the Purchase Agreement, Registration Rights Agreement, the Make Good Escrow Agreement, this Agreement and Exhibit A to this Agreement from each Buyer, shall deliver to the Escrow Agent the certificates representing the Securities to be issued to each Buyer at the Closing together with:

     (a) the Company’s executed counterpart of the Purchase Agreement;

     (b) the Company’s executed counterpart of the Registration Rights Agreement;

     (c) the executed opinion of Company Counsel, in the form of Exhibit D to the Purchase Agreement;

     (d) the Company’s executed counterpart of this Escrow Agreement;

     (e) the Company’s executed counterpart of Exhibit A to this Escrow Agreement;

     (f) the Company’s executed counterpart of the Make Good Escrow Agreement; and

     (g) the Company’s original executed Warrant.

     1.5 In the event that the foregoing items are not in the Escrow Agent’s possession within five Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Purchase Price, then each Buyer shall have the right to demand the return of their portion of the Purchase Price and any accrued interest on their portion of the Purchase Price, if any (it being understood that Escrow Agent has no obligation to place the funds into an interest-bearing account).

     1.6 Once the Escrow Agent receives a Release Notice in the form attached hereto as Exhibit A executed by the Company and each applicable Buyer, it shall (a) disburse fees owed by the Company to Barretto Securities Inc., (b) disburse amounts owed to Richardson & Patel LLP for legal fees incurred by Company and (c) wire the balance of the funds to the Company’s account listed in Section 1.7 below.

1.7	Wire transfers to the Company shall be made as follows:

	Bank:	Bank of America
		12994 SE Kent-Kangley Road, Kent, WA 98030
		Bank Tel. No.: (206) 585-8700
	ABA Number:	026009593
	Routing Number:	125000024
	Swift Code:	BOFAUS3N
	Beneficiary:	L & L International Holdings, Inc.
	Account Number:	32399917

     Once the funds (as set forth above) have been sent per the Company’s instructions, the Escrow Agent shall then arrange to have the Common Stock and Warrants, the Purchase Agreement, the Registration Rights Agreement, the Escrow Agreement, the Make Good Escrow Agreement and the opinion of counsel delivered to the appropriate parties within three Business Days of the receipt of the Release Notice.

ARTICLE II MISCELLANEOUS

     2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

     2.2 All notices or other communications required or permitted hereunder shall be in writing and shall be sent as set forth in the Purchase Agreement.

     2.3 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

     2.4 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by their respective agents duly authorized in writing or as otherwise expressly permitted herein.

     2.5 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

     2.6 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of California. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in the City of Los Angeles.

     2.7 The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Buyer and the Escrow Agent.

     2.8 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely, and shall be protected in relying or refraining from acting, on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

     2.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

     2.11 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent. The Escrow Agent has acted as legal counsel for the Company and may continue to act as legal counsel for the Company from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Buyers and all other parties to this Agreement consent to the Escrow Agent in such capacity as legal counsel for the Company and waive any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Buyers understand that the Company and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

     2.12 The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Buyers. In the event of any such resignation, the Buyers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

     2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of Los Angeles in accordance with the applicable procedure therefor.

     2.15 The Company and each Buyer agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

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     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

L & L INTERNATIONAL HOLDINGS, INC.

By: ______________________________________
Name: Dickson V. Lee, CPA
Title: CEO

ESCROW AGENT:

RICHARDSON & PATEL LLP

By: ______________________________________
Name: Peter Hogan
Title: Partner

[SIGNATURE PAGE OF BUYERS FOLLOWS]

[SIGNATURE PAGE OF BUYERS TO ESCROW AGREEMENT]

[BUYER’S NAME]

By: ____________________________
Name:
Title:

Exhibit A to Escrow Agreement

RELEASE NOTICE

     The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of November 6, 2009, among L & L International Holdings, Inc., the Buyers signatory thereto and Richardson & Patel LLP, as Escrow Agent (the “Escrow Agreement”; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Securities set forth in the Securities Purchase Agreement have been satisfied. The Company and the undersigned Buyer hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Buyers.

     This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this __ day of ________, 2009.

L & L INTERNATIONAL HOLDINGS, INC.

By: _________________________
Name:
Title:

[BUYER’S NAME]

By: _________________________
Name:
Title: